Exhibit (j)(2)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Julie Allecta	Date: December 18, 2012
Name:	Julie Allecta
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Haig G. Mardikian	Date: December 18, 2012
Name:	Haig G. Mardikian
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Donald O’Connor	Date: December 18, 2012
Name:	Donald O’Connor
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ DeWitt F. Bowman	Date: December 18, 2012
Name:	DeWitt F. Bowman
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Cecilia H. Herbert	Date: December 18, 2012
Name:	Cecilia H. Herbert
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ A. John Gambs	Date: February 4, 2013
Name:	A. John Gambs
Title:	Trustee